EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Easy Energy, Inc. (the "Company") of the Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the "Report"),the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 19, 2010
                                             /s/ Guy Ofir
                                             -----------------------------------
                                             Guy Ofir
                                             Chief Executive Officer
                                             (Principal Executive Officer)